--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2003

IMH ASSETS CORP. (as depositor under a Series 2003-12 Indenture dated as of December 18, 2003, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2003-12)

                                IMH Assets Corp.
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                     333-109503-02            33-0705301
(State or Other Jurisdiction             (Commission          (I.R.S. Employer
      of Incorporation)                  File Number)        Identification No.)

1401 Dove Street                                                   92660
Newport Beach, California                                        (Zip Code)
(Address of Principal
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600

--------------------------------------------------------------------------------

Item 2. Acquisition or Disposition of Assets.

      For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits:

      Exhibit No.       Description
      -----------       -----------
      3.1               Amended and Restated Trust Agreement, dated as of
                        December 18, 2003, among IMH Assets Corp., as Depositor,
                        Wilmington Trust Company, as Owner Trustee and Deutsche
                        Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent, Collateralized
                        Asset-Backed Bonds, Series 2003-12.

      Exhibit No.       Description
      -----------       -----------
      4.1               Indenture dated as of December 18, 2003, between Impac
                        CMB Trust Series 2003-12 as Issuer and Deutsche Bank
                        National Trust Company, as Indenture Trustee,
                        Collateralized Asset-Backed Bonds, Series 2003-12. (In accordance with Rule 202 of Regulation S-T, Exhibit B, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)

      Exhibit No.       Description
      -----------       -----------
      99.1              Servicing Agreement, dated as of December 18, 2003,
                        between Impac Funding Corporation, as Master Servicer,
                        Impac CMB Trust Series 2003-12, as Issuer and Deutsche
                        Bank National Trust Company, as Indenture Trustee,
                        Collateralized Asset-Backed Bonds, Series 2003-12. (In accordance with Rule 202 of Regulation S-T, Exhibit A, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        IMH ASSETS CORP.


                                        By:    /s/ Richard J. Johnson
                                           --------------------------------
                                        Name:  Richard J. Johnson
                                        Title: Chief Financial Officer

Dated: December 31, 2003

                                  EXHIBIT INDEX

                  Sequentially
Exhibit           Numbered
Number            Description
------            -----------
3.1               Amended and Restated Trust Agreement, dated as of December 18,
                  2003, among IMH Assets Corp., as Depositor, Wilmington Trust
                  Company, as Owner Trustee and Deutsche Bank National Trust
                  Company, as Certificate Registrar and Certificate Paying
                  Agent, Collateralized Asset-Backed Bonds, Series 2003-12.

4.1 Indenture dated as of December 18, 2003, between Impac CMB Trust Series 2003-12, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2003-12. (In accordance with Rule 202 of Regulation S-T, Exhibit B, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)

99.1 Servicing Agreement, dated as of December 18, 2003, between Impac Funding Corporation, as Master Servicer, Impac CMB Trust Series 2003-12, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2003-12. (In accordance with Rule 202 of Regulation S-T, Exhibit A, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)